FRANCISCO V. AGUILAR
Secretary of State

DEPUTY BAKKEDAHL
Deputy Secretary for
Commercial Recordings

STATE OF NEVADA

OFFICE OF THE
SECRETARY OF STATE

Commercial Recordings & Notary Division
401 N. Carson Street
Carson City, NV 89701
Telephone (775) 684-5708
Fax (775) 684-7141

North Las Vegas City Hall
2250 Las Vegas Blvd North, Suite 400
North Las Vegas, NV 89030
Telephone (702) 486-2880
Fax (702) 486-2888

Ronald Hughes
550 South Beach Rd
Point Roberts, WA 98281, USA

Work Order #: W2024110600831
November 6, 2024
Receipt Version: 1

Special Handling Instructions:

Submitter ID: 29105

Charges

Description	Fee Description	Filing Number	Filing Date/Time	Filing Status	Qty	Price	Amount
Amended Certification of Stock Designation Before Issuance of Class/Series	Fees	20244454095	11/6/2024 11:42:41 AM	InternalReview	1	$175.00	$175.00
Total							$175.00

Payments

Type	Description	Payment Status	Amount
Credit Card	7309221667466573903258	Success	$175.00
Credit Card	Service Fee	Success	$4.38
Total			$179.38

Credit Balance: $0.00

Ronald Hughes
550 South Beach Rd
Point Roberts, WA 98281, USA

STATE OF NEVADA

FRANCISCO V. AGUILAR
Secretary of State

DEPUTY BAKKEDAHL
Deputy Secretary for
Commercial Recordings

OFFICE OF THE
SECRETARY OF STATE

Commercial Recordings Division
401 N. Carson Street
Carson City, NV 89701
Telephone (775) 684-5708
Fax (775) 684-7141

North Las Vegas City Hall
2250 Las Vegas Blvd North, Suite 400
North Las Vegas, NV 89030
Telephone (702) 486-2880
Fax (702) 486-2888

Business Entity - Filing Acknowledgement

11/06/2024

Work Order Item Number:	W2024110600831 - 4045513
Filing Number:	20244454095
Filing Type:	Amended Certification of Stock Designation Before Issuance of Class/Series
Filing Date/Time:	11/06/2024 11:42:41 AM
Filing Page(s):	6

Indexed Entity Information:

Entity ID: E0544272017-1

Entity Name: SMC Entertainment, Inc.

Entity Status: Active

Expiration Date: None

Commercial Registered Agent
LEGALINC CORPORATE SERVICES INC.*
1810 E SAHARA AVE STE 215, Las Vegas, NV 89104, USA

The attached document(s) were filed with the Nevada Secretary of State, Commercial Recording Division. The filing date and time have been affixed to each document, indicating the date and time of filing. A filing number is also affixed and can be used to reference this document in the future.

Respectfully,

FVAguilar

FRANCISCO V. AGUILAR
Secretary of State

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Filed in the Office of	Business Number E0544272017-1
[signature]	Filing Number 20244454095
Secretary of State State Of Nevada	Filed On 11/06/2024 11:42:41 AM
	Number of Pages 6

Certificate, Amendment or Withdrawal of Designation

NRS 78.1955, 78.1955(6)

☐ Certificate of Designation

☑ Certificate of Amendment to Designation - Before Issuance of Class or Series

☐ Certificate of Amendment to Designation - After Issuance of Class or Series

☐ Certificate of Withdrawal of Certificate of Designation

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity information:	Name of entity: **SMC Entertainment, Inc.** Entity or Nevada Business Identification Number (NVID): **NV20171752200**
2. Effective date and time:	For Certificate of Designation or Amendment to Designation Only (Optional): Date: 11/06/2024 Time: (must not be later than 90 days after the certificate is filed)
3. Class or series of stock: (Certificate of Designation only)	The class or series of stock being designated within this filing:
4. Information for amendment of class or series of stock:	The original class or series of stock being amended within this filing: **Preferred Series C**
5. Amendment of class or series of stock:	☑ Certificate of Amendment to Designation- Before Issuance of Class or Series As of the date of this certificate no shares of the class or series of stock have been issued. ☐ Certificate of Amendment to Designation- After Issuance of Class or Series The amendment has been approved by the vote of stockholders holding shares in the corporation entitling them to exercise a majority of the voting power, or such greater proportion of the voting power as may be required by the articles of incorporation or the certificate of designation.
6.Resolution: (Certificate of Designation and Amendment to Designation only)	By resolution of the board of directors pursuant to a provision in the articles of incorporation this certificate establishes OR amends the following regarding the voting powers, designations, preferences, limitations, restrictions and relative rights of the following class or series of stock.*
7. Withdrawal:	Designation being Withdrawn: Date of Designation: No shares of the class or series of stock being withdrawn are outstanding. The resolution of the board of directors authorizing the withdrawal of the certificate of designation establishing the class or series of stock: *
8. Signature: (Required)	X **Ron Hughes** Signature of Officer Date: 11/06/2024

This form must be accompanied by appropriate fees.

230305

Filed in the Office of	Business Number [illegible]
FVAguilar Secretary of State State Of Nevada	Filing Number 20244454095
	Filed On 11/06/2024 11:42:41 AM
	Number of Pages 6

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Customer Order Instructions

SUBMIT THIS COMPLETED FORM WITH YOUR FILING | **USE BLACK INK ONLY - DO NOT HIGHLIGHT**

Processing Service Requested: ☐ Regular ☒ 24-Hour Expedite (additional fee included)

Name of Entity: SMC ENTERTAINMENT INC.

Date: 11/6/2024

Return to: Ronald Hughes via email - ron.hughes.operations@gmail.com

Contact Name: Ronald Hughes

Phone: 360-820-5973

Return Delivery: (email or fax options do not receive a copy via mail; must be ordered separately)

☐ Email to: ron.hughes.operations@gmail.com ☐ Fax to:

☐ Hold for Pick Up ☐ Mail to Address Above ☐ FedEx: Acct #

☐ Other: (explain below)

Order Description: (include items being ordered and fee breakdown)*

New filing - Certificate of Designation for Series C Preferred Stock.

***PLEASE NOTE:** this office keeps the original paperwork. The first file stamped copy ordered at the time of filing is at no charge. Each additional copy is **$2.00** per page (plus **$30.00** for each certification).

Total Amount: 0.00

Method of Payment:

☐ Check/Money Order ☒ Credit Card (attach ePayment checklist) ☐ Trust Account:

☐ Use balance remaining in job #

PRINT

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Certificate, Amendment or Withdrawal of Designation

NRS 78.1955, 78.1955(6)

☐ Certificate of Designation
☐ Certificate of Amendment to Designation - Before Issuance of Class or Series
☐ Certificate of Amendment to Designation - After Issuance of Class or Series
☐ Certificate of Withdrawal of Certificate of Designation

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity information:	Name of entity: SMC ENTERTAINMENT INC. Entity or Nevada Business Identification Number (NVID): NV2017-175-2200
2. Effective date and time:	For Certificate of Designation or Amendment to Designation Only (Optional): Date: 11/6/2024 Time: (must not be later than 90 days after the certificate is filed)
3. Class or series of stock: (Certificate of Designation only)	The class or series of stock being designated within this filing: SERIES C PREFERRED STOCK
4. Information for amendment of class or series of stock:	The original class or series of stock being amended within this filing:
5. Amendment of class or series of stock:	☒ Certificate of Amendment to Designation- Before Issuance of Class or Series As of the date of this certificate no shares of the class or series of stock have been issued. ☐ Certificate of Amendment to Designation- After Issuance of Class or Series The amendment has been approved by the vote of stockholders holding shares in the corporation entitling them to exercise a majority of the voting power, or such greater proportion of the voting power as may be required by the articles of incorporation or the certificate of designation.
6. Resolution: Certificate of Designation and Amendment to Designation only)	By resolution of the board of directors pursuant to a provision in the articles of incorporation this certificate establishes OR amends the following regarding the voting powers, designations, preferences, limitations, restrictions and relative rights of the following class or series of stock.* APPROVAL BY BOARD OF DIRECTORS (ATTACHED)
7. Withdrawal:	Designation being Withdrawn: Date of Designation: No shares of the class or series of stock being withdrawn are outstanding. The resolution of the board of directors authorizing the withdrawal of the certificate of designation establishing the class or series of stock: *
8. Signature: (Required)	X [signature] Signature of Officer Date: 11/6/2024

* Attach additional page(s) if necessary
This form must be accompanied by appropriate fees.

CERTIFICATE OF DESIGNATION
OF
CONVERTIBLE PREFERRED STOCK
OF
SMC ENTERTAINMENT, INC.

To Be Designated
Series C Preferred Stock

Pursuant to the General Corporation Law of the State of Nevada

SMC Entertainment Inc., a corporation organized and existing under the laws of the State of Nevada (the **"Corporation")**, hereby certifies that and Board of Directors of the Corporation (the **"Board of Directors"** or the **"Board")**, pursuant to authority of the Board of Directors as required by the Nevada Revised Statutes, and in accordance with the provisions of its Certificate of Incorporation and Bylaws, each as amended and restated through the date hereof, has and hereby authorizes a series of the Corporation's Preferred Stock, par value $0.001 per share (the **"Preferred Stock")**, and hereby states the designation and number of shares, and fixes the relative rights, preferences, privileges, powers and restrictions thereof, as follows:

SERIES C PREFERRED STOCK:

The designation of the number of shares constituting, and the rights, preferences, privileges and restrictions relating to the "Series C Preferred Stock" are as follows:

1. Designation and Number of Shares. This series of Preferred Stock shall be designated as "Series C Preferred Stock" and the number of shares of such series shall be 25,000,000 shares, $0.001 par value per share.

2. Stated Value. The stated value of the Series C Preferred Stock shall be $1.00 per share.

3. Dividends and Preference on Liquidation. There are no dividends and in the event of any voluntary or involuntary liquidation dissolution or winding up of the corporation each share of Series C has a value of $1.00 per share.

4. Voting Rights. The holder of the shares of the Series C Preferred has no voting rights on corporate matters until they are converted into common shares, at which time, they will have the same voting rights as all common stock Shareholders.

5. The Preferred Series C stock shall convert into common stock, at the election of the holder, by the delivery of a Conversion Notice to the

Company and/or the Company's Transfer Agent. The number of common shares to be delivered to Holder shall be calculated by Dividing the Stated Value of the Preferred Shares being Converted by the fixed Conversion Price of $1.00.

6. No conversion of any issued shares of Series C Convertible Preferred into common stock shall be allowed where the holder's beneficial ownership in Common Stock would exceed 4.9% of the then issued and outstanding shares of common stock as reported by the Company's transfer agent, unless the Company ceases to become obligated to file periodic reports with the commission, in which case the percentage limitation shall be increased to 9.9% of the issued and outstanding shares of common stock.

7. Consolidation or Change Authorized or Corporate Action Reducing or Increasing Stock. The shares of Series C Preferred Stock shall not be affected by or subject to adjustment following any change to the amount of authorized shares of Common Stock or the amount of Common Stock issued and outstanding caused by any split or consolidation of the corporation's Common Stock.

BOARD RESOLUTION
OF
SMC ENTERTAINMENT, INC.
(the "Company")

The undersigned, being the Directors ("Board") of the above-named Company, a Nevada corporation, hereby consent to the adoption of the following resolutions:

RESOLVED, that the Board hereby approves the creation of Series C Preferred Stock: Authorized 25,000,000 shares, $0.001 par value per shares, and with a $1 stated value per share.

IN WITNESS WHEREOF, the undersigned Director has executed this consent as of this 6th, day of November, 2024.

____

Ronald E Hughes
Chairman